As filed with the Securities and Exchange Commission on December 18, 1998
                                                      Registration No. 333-29343
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                 ---------------
                         OAK TREE MEDICAL SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                                    02-0401674
  -------------------------------                   ----------------
  (State or Other Jurisdiction of                   (I.R.S. Employer
   Incorporation or Organization)                 Identification Number)

                               2797 Ocean Parkway
                            Brooklyn, New York 11235
                    (Address of Principal Executive Offices)
                                 ---------------
                        KRAMER, LEVIN, NAFTALIS & FRANKEL
                             COMPENSATION AGREEMENT
                            (Full Title of the Plan)
                                  Henry Dubbin
                                    President
                         Oak Tree Medical Systems, Inc.
                               2797 Ocean Parkway
                            Brooklyn, New York 11235
                     (Name and Address of Agent for Service)

                                 (718) 332-1919
                     (Telephone Number, Including Area Code,
                              of Agent for Service)

                                    Copy to:

                                Bruce Rabb, Esq.
                       Kramer Levin Naftalis & Frankel LLP
                                919 Third Avenue
                            New York, New York 10022
                                 (212) 715-9100

                         CALCULATION OF REGISTRATION FEE

======================================================================================================================
                                                         Proposed                Proposed
                                                         Maximum                 Maximum               Amount of
Title of Securities             Amount to be             Offering Price          Aggregate             Registration
to be Registered                Registered               Per Share(1)            Offering Price        Fee
----------------------------------------------------------------------------------------------------------------------
Common Stock                    50,000 shares            $2.72                   $136,000              $37.81
(par value $.01 per
share)
======================================================================================================================

(1) Estimated, in accordance with 17 CFR 230.457(c), solely for the purpose of calculating the registration fee. The Proposed Maximum Offering Price Per Share is based on the average of the bid and asked prices reported by the National Association of Securities Dealers on December 15, 1998, which is within five (5) business days prior to the date of this Registration Statement.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Additional Shares; Incorporation by Reference.

         This Registration Statement is being filed solely for the purpose of registering 50,000 additional shares of common stock, par value $.01 per share ("Common Stock"), of Oak Tree Medical Systems, Inc. (the "Registrant") to be issued pursuant to the Kramer, Levin, Naftalis & Frankel Compensation Agreement (the "Plan"). The Registrant's previous Registration Statement on Form S-8, filed on June 16, 1997 (File No. 333-29343), is effective, relates to the Plan and, pursuant to General Instruction E, is hereby incorporated by reference in this Registration Statement.

Item 8.    Exhibits.

                  Exhibit Number                Description
                  --------------                -----------

                         3.1 Certificate of Incorporation of the Registrant, as amended (incorporated by reference to Registrant's Registration Statement on Form S-18, dated August 20, 1986, File No. 33-8166B).

                         3.2 Amendments to Certificate of Incorporation, dated August 1, 1994 (incorporated by reference to Exhibit
                                        3.2 of the Registrant's Annual Report on
                                        Form  10-KSB for the  fiscal  year ended
                                        May 31, 1995).

                         3.3 By-laws of the Registrant (incorporated by reference to Registrant's Registration Statement on Form S-18, dated August 20, 1986, Registration No. 33-8166B).

                         5 Opinion of Kramer Levin Naftalis & Frankel LLP regarding legality of securities being registered (including consent).

                         23.1           Consent  of  Most  Horowitz  &  Company,
                                        LLP..

                         23.2           Consent  of  Kramer  Levin   Naftalis  &
                                        Frankel  LLP  (see   Exhibit   Number  5
                                        above).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 18th day of December, 1998.

                                                OAK TREE MEDICAL SYSTEMS, INC.



                                                By:  /s/   HENRY DUBBIN
                                                    --------------------
                                                     Name:  Henry Dubbin
                                                     Title:  President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on December 18, 1998 in the capacities indicated.

Signature                          Title(s)
---------                          --------


/s/   HENRY DUBBIN
---------------------              President and Director
       Henry Dubbin                (Principal Executive Officer)


/s/  SIMON BOLTUCH
---------------------              Chief Financial Officer
     Simon Boltuch                 (Principal Financial and Accounting Officer)


/s/  JERRY D. KLEPNER              Director
---------------------
     Jerry D. Klepner


/s/  MAXWELL M. RABB               Director
---------------------
     Maxwell M. Rabb


/s/  SCOTT S. ROSENBLUM            Director
---------------------
     Scott S. Rosenblum


                                   Director
---------------------
     Fred Singer

                                  EXHIBIT INDEX


         Exhibit Number                                         Description
         --------------                                         -----------

                         3.1 Certificate of Incorporation of the Registrant, as amended (incorporated by reference to Registrant's Registration Statement on Form S-18, dated August 20, 1986, File No. 33-8166B).

                         3.2 Amendments to Certificate of Incorporation, dated August 1, 1994 (incorporated by reference to Exhibit
                                        3.2 of the Registrant's Annual Report on
                                        Form  10-KSB for the  fiscal  year ended
                                        May 31, 1995).

                         3.3 By-laws of the Registrant (incorporated by reference to Registrant's Registration Statement on Form S-18, dated August 20, 1986, Registration No. 33-8166B).

                         5 Opinion of Kramer Levin Naftalis & Frankel LLP regarding legality of securities being registered (including consent).

                         23.1           Consent  of  Most  Horowitz  &  Company,
                                        LLP..

                         23.2           Consent  of  Kramer  Levin   Naftalis  &
                                        Frankel  LLP  (see   Exhibit   Number  5
                                        above).